SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  July 25, 2003
                                  -------------
                Date of Report (Date of Earliest Event Reported)



                           Total System Services, Inc.
                           ---------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                           1-10254                  58-1493818
--------------                   ------------------          --------------
(State of                        (Commission File           (IRS Employer
  Incorporation)                  Number)                    Identification No.)




                   1600 First Avenue, Columbus, Georgia 31901
                   -------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                                 --------------
              (Registrant's Telephone Number, including area code)



                ------------------------------------------------
          (Former name or former address, if changed since last report)


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                                        3

Item 5.  Other Events and Regulation FD Disclosure.
------   ------------------------------------------

         Sears and Citicorp last week announced an agreement for the proposed sale by Sears to Citicorp of the Sears credit card and financial services businesses. Sears and Citicorp are both current customers of the Registrant ("TSYS"), and TSYS considers its relationships with both companies to be very positive.

         In light of its receipt of inquiries and questions concerning its relationship with Sears, TSYS wishes to provide additional details about its current agreement with Sears.

         The TSYS/Sears processing agreement as it relates to the Sears retail and MasterCard portfolios expires on April 30, 2010. During the first half of 2003, TSYS' revenues from the TSYS/Sears agreement represented 6.50% of TSYS' consolidated revenues. The agreement includes provisions for termination for convenience prior to its expiration upon the payment of a termination fee. This termination fee is not fixed, but is reduced annually the closer the termination date is to the expiration date of the agreement.

         The TSYS/Sears agreement also grants to Sears the one-time right to market test TSYS' pricing and functionality after May 1, 2004. Potential results of such market test, in which TSYS will be a participant, include continuation of the processing agreement under its existing terms, continuation of the processing agreement under mutually agreed modified terms, or termination of the processing agreement after May 1, 2006 without a termination fee.

         At this point in time, TSYS has not had any formal discussions with Citicorp about Citicorp's future plans for the Sears portfolios. TSYS believes that many aspects of the TSYS/Sears processing agreement are unique to its relationship with Sears, and TSYS intends to address those issues in future conversations and negotiations with Citicorp. TSYS will make no comment about its discussions with Citicorp until any such discussions conclude.



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                                    Signature
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TOTAL SYSTEM SERVICES, INC.
                                          ("Registrant")


Dated:  July 25, 2003                     By:/s/ Kathleen Moates
       --------------                        ----------------------------------
                                                 Kathleen Moates
                                                 Senior Deputy General Counsel





























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